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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT - September 6, 2002
                       ----------------------------------
                        (Date of Earliest Event Reported)



                               SUNBEAM CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                          Commission File No. 1-000052

        Delaware                                                25-1638266
------------------------                                     ----------------
(State of Incorporation)                                     (I.R.S. Employer
                                                            Identification No.)


2381 Executive Center Drive, Boca Raton, FL                          33431
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          (Address of principal                                    Zip Code
            executive offices)


       Registrant's telephone number, including area code: (212) 912-4100


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ITEM 9.  REGULATION FD DISCLOSURE.

                     As previously disclosed, on February 6, 2001, Sunbeam Corporation (the "Company") and its domestic subsidiaries (the "Subsidiary Debtors" and together with the Company, the "Debtors") filed voluntary petitions under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). The Chapter 11 case number for the Company is 01-40291 (AJG). The Subsidiary Debtors' cases are being jointly administered separately from the case for the Company. The case numbers for the Subsidiary Debtors are 01-40252
(AJG) through 01-40290 (AJG).

                     The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

                     On September 6, 2002, the Company filed its Third Amended Plan of Reorganization (the "Sunbeam Plan") and the related Second Amended Disclosure Statement (the "Sunbeam Disclosure Statement") with the Court. The Subsidiary Debtors also filed their Third Amended Joint Plan of Reorganization (the "Subsidiary Plan" and together with the Sunbeam Plan, the "Plans") and the related Second Amended Disclosure Statement (the "Subsidiary Disclosure Statement" and together with the Sunbeam Disclosure Statement, the "Disclosure Statements") with the Court. The Debtors have moved the Court to approve the Disclosure Statements as containing adequate information as such term is defined in Section 1125 of the Bankruptcy Code and to permit the solicitation of votes from creditors on whether to accept the Plans. The Disclosure Statements must be approved by the Court before they can be sent to creditors for their consideration. A copy of the Sunbeam Plan and the Sunbeam Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein. A copy of the Subsidiary Plan and the Subsidiary Disclosure Statement are attached hereto as Exhibits 99.3 and 99.4, respectively, and incorporated by reference herein. A copy of the press release issued by the Company on September 9, 2002 is attached hereto as Exhibit 99.5 and incorporated by reference herein. This Current Report (including the Exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                     The Plans and the Disclosure Statements filed as exhibits hereto may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company assumes no obligations to update or revise any such forward-looking statements. Such statements could be subject to risk and uncertainty that exist in the operations of the Company and the business environment that could render actual outcomes and results materially different from those predicted. These risks and uncertainties include, without limitation and in no particular order, the following factors as well as risks and uncertainties disclosed in the Company's filings with the Securities and Exchange Commission:


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1.       inability to confirm and implement the Plan;

2. inability to satisfy the conditions precedent to the effective date after confirmation of the Plan;

3.       inability to confirm and consummate the Subsidiary Debtors' Plan;

4. the possibility of a slowdown in economic growth or retail sales of the United States and/or other countries or a recession in the United States or other countries resulting in a decrease in consumer demands for the Company's products;

5. exposure to economic and legal uncertainty in foreign countries, including the possibility of changes in foreign laws and regulations, currency fluctuations, governmental instability and adverse changes in monetary and/or tax policies;

6. the Company's ability to successfully introduce new products and to provide on-time delivery and a satisfactory level of customer service;

7. actions by competitors in existing and/or future lines of businesses including business combinations, new product offerings and promotional activities;

8. the concentrated nature of the Company's customer base and the trend by retailers of increasing the scope of private label or retailer-specific brands, particularly in appliances;

9. ability of the Company to obtain raw materials and components and the ability of the Company to contain raw material and component costs;

10. the Company's dependence upon third-party suppliers, vendors and service providers;

11. the ability of the Company to manufacture, source and deliver high quality products in a timely matter;

12. weather conditions, including the absence of severe storms such as hurricanes, which can have an unfavorable impact upon sales of Powermate generators and certain of the Company's other products;

13. the Company's reliance on the performance of its senior management team and the ability of the Company to find qualified replacements in the event the services provided by senior management were no longer available;

14. the adverse publicity or news coverage relating to the Company and its Chapter 11 case;

15. inability to maintain sufficient liquidity to finance the Company's operations and to meet customary covenants under the Company's working capital facility and financing programs following consummation of the Plan;

16. inability of the Company to maintain or replace foreign working capital lines of credit; and

17. inability of the Company to implement its business plan, including confirmation and consummation of the Subsidiary Debtors' Plan.



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                                   SIGNATURES

                     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 9, 2002

                                      SUNBEAM CORPORATION

                                      By: /s/ Steven R. Isko
                                          -------------------------------
                                          Name: Steven R. Isko
                                          Title: Senior Vice President
















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                                  EXHIBIT INDEX


Exhibit No.        Description
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   99.1            Sunbeam Corporation's Second Amended Disclosure Statement

   99.2            Sunbeam Corporation's Third Amended Plan of Reorganization

   99.3            Subsidiary Debtors' Second Amended Disclosure Statement

   99.4            Subsidiary Debtors' Third Amended Plan of Reorganization

   99.5            Press release of the Company issued on September 9, 2002













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